UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2010

ChinaCast Education Corporation
(Exact name of registrant as specified in charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	000-50550 (Commission File Number)	20-0178991 (IRS Employer Identification No.)

Suite 08, 20/F, One International Financial Centre, 1 Harbour View Street,
Central, Hong Kong

(Address of Principal Executive Offices and zip code)

Registrant’s telephone number, including area code: (852) 3960-6506

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.01 Completion of Acquisition or Disposition of Assets.	3

Item 9.01 Financial Statements and Exhibits.	3

SIGNATURES	4
EX-23.1
EX-99.1(i)
EX-99.1(ii)
EX-99.1(iii)
EX-99.1(iv)
EX-99.2

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by ChinaCast Education Corporation (the “Company”) on August 27, 2010 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date the Initial Form 8-K was required to be filed.

As previously announced, on August 23, 2010, ChinaCast Education Holdings Limited (the “Purchaser”), a British Virgin Islands company and a wholly-owned subsidiary of the Company, completed the acquisition (the “Acquisition”) of Wintown Limited (“Wintown”) from Wu Shi Xing who holds 100% of the equity interest in Wintown for a total purchase price of RMB450,000,000 (or approximately $67.2 million). RMB360,000,000 (or approximately $53.7 million) of the purchase price has been paid and the remaining RMB90,000,000 (or approximately $13.4 million) will be paid within 30 days of August 31, 2011. The source of the cash used for the acquisition is from working capital of the Company.

Wintown owns 100% of the equity interest in Shanghai Rubao Information Technology Co., Ltd. (“Rubao”), which in turn owns 100% of the equity interest in Wuhan Jiyang Education Investment Co., Ltd. (“Jiyang”). As a result of the consummation of the acquisition, the Purchaser now holds 100% of the equity interest in Jiyang. Hubei Industrial University Business College (“HIUBC”) is jointly sponsored by Jiyang and Hubei Industrial University. HIUBC, which was founded in 2003 by private investors, is an independent accredited college affiliated with Hubei Industrial University, that offers bachelor degree and diploma courses in industrial engineering design, computer engineering, management, economics, language studies and law. For the academic year which started on September 1, 2009 and ended on August 31, 2010, HIUBC had 9,929 students enrolled and a staff that included 511 full-time and part-time teachers.

After the Acquisition, Wintown, Rubao and Jiyang are holding companies with no other business. Before the Acquisition, as part of a reorganization, Rubao purchased the entire interest in Jiyang, which was accounted for using the purchase method of accounting. As such, the audited financial statements of Wintown for the year ended December 31, 2009 and the unaudited condensed financial statements of Wintown for the six months ended June 30, 2010 do not reflect the profitability of HIUBC for the corresponding periods. To provide additional information of the asset that the Company has purchased, the audited financial statements of HIUBC for the year ended December 31, 2009 and the unaudited condensed financial statements of HIUBC for the six months ended June 30, 2010 were also provided as part of this Report.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of Wintown for the fiscal years ended December 31, 2009, are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company and Wintown for the year ended December 31, 2009, and for the six months ended June 30, 2010, are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(d)	Exhibits. The following exhibits are provided as part of this Report.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1 (i)	Audited Financial Statements of Wintown for the fiscal years ended December 31, 2009.

99.1 (ii)	Audited Financial Statements of HIUBC for the fiscal years ended December 31, 2009.

99.1 (iii)	Unaudited Condensed Financial Statements of Wintown for the six months ended June 30, 2010.

99.1 (iv)	Unaudited Condensed Financial Statements of HIUBC for the six months ended June 30, 2010.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of the Company and Wintown for the year ended December 31, 2009, and for the six months ended June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINACAST EDUCATION CORPORATION

Date: November 8, 2010	By:	/s/ Antonio Sena
		Name:	Antonio Sena
		Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1 (i)	Audited Financial Statements of Wintown for the fiscal years ended December 31, 2009.

99.1 (ii)	Audited Financial Statements of HIUBC for the fiscal years ended December 31, 2009.

99.1 (iii)	Unaudited Condensed Financial Statements of Wintown for the six months ended June 30, 2010.

99.1 (iv)	Unaudited Condensed Financial Statements of HIUBC for the six months ended June 30, 2010.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of the Company and Wintown for the year ended December 31, 2009, and for the six months ended June 30, 2010.